SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):   March 8, 2004
                                                            ---------------

                          WaveRider Communications Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      0-25680                  33-0264030
----------------------------        ------------          ----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
               (Address of principal executive offices) (Zip Code)

                                 (416) 502-3200
              (Registrant's telephone number, including area code)





          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 8, 2004, WaveRider Communications Inc. issued a press release announcing its results of operations for the fiscal year ending December 31, 2003. The press release is attached hereto and incorporated herein.

         The information in this Current Report on Form 8-K, including the attached press release, is being furnished, and not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. WaveRider Communications Inc. does not intend the information in this Current Report on Form 8-K to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

         This Current Report on Form 8-K includes forward-looking statements that reflect the registrant's current expectations about its future performance, including statements concerning market investments, sales and earnings. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the registrant. Please refer to the registrant's most recent Annual Report on Form 10-KSB and subsequent filings for a further discussion of these risks and uncertainties. The registrant disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this Current Report on Form 8-K.

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated March 8, 2004 entitled "WaveRider reports
                  45% year-on-year sales growth for 2003"



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WAVERIDER COMMUNICATIONS INC.

                                        By: /s/ D. Bruce Sinclair
                                           ----------------------
                                            D. Bruce Sinclair,
                                            Chief Executive Officer

Date:    March 8, 2004

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated March 8, 2004 entitled "WaveRider reports
                  45% year-on-year sales growth for 2003"